UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 23, 2006 (January 19, 2006)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On January 19, 2006, the Compensation Committee of the Board of Directors of Nicor Inc. approved cash bonuses for the following officers for their work on special projects in the amounts indicated below opposite the respective officer’s name:

Richard L. Hawley            $25,000.00
Executive Vice President and
Chief Financial Officer

Paul C. Gracey Jr.              $20,000.00
Vice President, General Counsel
and Secretary

Gerald P. O’Connor           $20,000.00
Vice President
Administration and Finance

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Nicor Inc.

Date  January 23, 2006                                       /s/ PAUL C. GRACEY, JR.
                                      Paul C. Gracey Jr.
                                      Vice President, General Counsel and
                                      Secretary